UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2026
____________________________

SEAGATE TECHNOLOGY HOLDINGS
PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

121 Woodlands Avenue 5	739009
Singapore

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6018-2562
N/A
(Former name or former address, if changed since last report)
________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On October 24, 2026, Seagate Technology Holdings plc (the “Company”) held its 2026 Annual General Meeting (the “AGM”) At the AGM, the Company’s shareholders voted on the following (six) 6 proposals and cast their votes as set forth below.
Proposal 1. The nine (9) directors listed below were elected at the AGM to hold office until the Company’s 2027 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark W. Adams	148,227,445	20,048,410	486,627	21,148,836
Pratik (“Prat”) S. Bhatt	160,258,701	8,133,293	370,488	21,148,836
Richard L. Clemmer	160,787,920	7,700,174	274,388	21,148,836
Yolanda L. Conyers	167,713,998	773,847	274,637	21,148,836
Jay L. Geldmacher	153,476,260	15,020,409	265,813	21,148,836
Dylan G. Haggart	165,814,433	2,678,633	269,416	21,148,836
William D. Mosley	160,394,778	7,558,274	809,430	21,148,836
Thomas A. Szlosek	156,066,158	12,421,471	274,853	21,148,836
Stephanie Tilenius	164,545,476	3,937,001	280,005	21,148,836
Proposal 2. The advisory resolution to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
156,593,303	11,606,397	562,782	21,148,836
Proposal 3. The proposal to ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending July 2, 2027, and to authorize, in a binding vote, the Audit and Finance Committee to set the auditors’ remuneration was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
174,523,877	15,105,545	281,896	—

Proposal 4. The proposal to grant the Company’s board of directors authority to allot and issue shares was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
184,735,812	4,787,440	388,066	—

Proposal 5. The proposal to grant the Company’s board of directors authority to opt-out of statutory pre-emption rights was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
157,227,867	11,188,355	346,260	21,148,836

Proposal 6. The proposal to determine the price range at which the Company can re-allot shares held as treasury shares was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
188,219,909	982,872	708,537	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: October 27, 2026	By:	/s/ James C. Lee
	Name:	James C. Lee
	Title:	Executive Vice President, Chief Legal Officer & Company Secretary